                                                                 EXHIBIT 10.2(e)

                                April 19, 2000


Southern States Cooperative, Incorporated
6606 West Broad Street
Richmond, Virginia 23230
Attention:  Leslie T. Newton
        Vice President and Treasurer

Re:  Consent

Dear Ms. Newton:

     Reference is made to the Revolving Credit Agreement, dated as of January 12, 1999, among Southern States Cooperative, Incorporated, a Virginia agricultural cooperative corporation (the "Company"), CoBank, ACB in its individual capacity), as Bank and in its capacity as Administrative Agent (the "Administrative Agent") and Documentation Agent, First Union National Bank, as Bank and in its capacity as Syndication Agent, Bank of America, N.A., as Bank and in its capacity as Syndication Agent, Nationsbanc Montgomery Securities LLC, in its capacity as Lead Arranger, and Allfirst Bank, as Bank, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as Bank, Banque Nationale de Paris (Chicago Branch), as Bank, Crestar Bank, as Bank and in its capacity as Co-Agent, DG Bank Deutsche Genossenschaftsbank AG Cayman Islands Branch, as Bank, and Wachovia Bank, N.A., as Bank and in its capacity as Co-Agent, as amended by that certain First Amendment to Revolving Credit Agreement dated as of February 3, 1999, that certain Second Amendment to Revolving Credit Agreement and Consent Agreement, dated as of December 22, 1999, and that certain Third Amendment to Revolving Credit Agreement, dated as of January 31, 2000 (as so amended, the "Credit Agreement"). Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Credit Agreement.

     In October, 1999, the Company purchased a cotton gin and related assets for
approximately $4,000,000.   These assets were originally intended to have been
purchased by Silver Lake Growers Gin, LLC, an entity intended to be 75% owned by approximately 70 local cotton farmers, with the Company and F&W Agriservices each maintaining a 12.5% equity interest. That transaction was delayed due to substantial damage to the 1999 cotton crop caused by two hurricanes in 1999. To date approximately 42% of the equity of Silver Lake Growers Gin, LLC has been purchased by local cotton farmers, and the Company has received indications of interest from others. The Company now desires to sell the cotton gin and related assets to the Silver Lake Growers Gin, LLC in return for consideration equal to approximately $4,000,000, to be paid part in cash and part in equity interests in the LLC. Immediately after this transaction, the Company will hold approximately 40%, and F&W Agriservices will own approximately 18%, of the equity of Silver Lake Growers Gin, LLC. If possible, the Company will later sell some of its equity interests in the Silver Lake Growers Gin, LLC to additional local cotton farmers. Because the LLC is an "Affiliate" of Southern States pursuant to the terms of the Credit Agreement, the consent of Requisite Banks and the Administrative Agent pursuant to Section 6.06 of the Credit Agreement is required for the Company to complete this transaction.

     Southern States Cooperative, Incorporated
     April 19, 2000
     Page 2

     The Administrative Agent and each of the Banks signatory hereto, constituting Requisite Banks, hereby consent to sale by the Company of a cotton gin and related assets to the Silver Lake Growers Gin, LLC as described in the preceding paragraph; provided, however, that the Company's resulting equity ownership of the LLC is in compliance with clause (xi) of the term "Permitted Investments" under the Credit Agreement. The consent in the immediately preceding sentence applies solely to the Potential Default and Event of Default that otherwise would result from the transaction. Without limiting the foregoing sentence, the Administrative Agent and each of the Banks expressly reserves any and all rights it may have under the Credit Agreement or any other Loan Documents arising out of or in connection with any Potential Default or Event of Default thereunder and not specifically waived herein.

     Except as expressly modified by this consent agreement, the terms and provisions of the Credit Agreement, are hereby ratified and confirmed and shall continue in full force and effect. Without limiting any conditions to effectiveness set forth above, the consent provided herein is to be effective only upon receipt by the Administrative Agent of an execution counterpart of this consent agreement signed by the Requisite Banks and the Company. This consent agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Virginia, without reference to the conflicts or choice of law principles thereof.
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     Southern States Cooperative, Incorporated
     April 19, 2000
     Page 3

     Please evidence your acknowledgment of and agreement to the foregoing by executing this letter below in the place indicated.

                              Sincerely,

                              COBANK, ACB, as Administrative Agent
                              and Bank

                              By:   /s/  Lori L. O'Flaherty
                                  -------------------------

                              Title:   Vice President
                                     ----------------------


Accepted and agreed to as of
the date first written above:

FIRST UNION NATIONAL BANK,
 as Bank


By:   /s/ Eileen McCrickard
    ------------------------------

Title:   Vice President
       ---------------------------


BANK OF AMERICA, N.A. (successor by merger to NationsBank, N.A.), as Bank


By:   /s/ William F. Sweeney
    ------------------------------

Title:   Principal
       ---------------------------
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ALLFIRST BANK (formerly known as FMB Bank),
as Bank

By:   /s/ Eugene Sutter
    ---------------------------------

Title:   VP
       ------------------------------


COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "RABOBANK
NEDERLAND", NEW YORK BRANCH, as Bank

By:   /s/ Betty Mills
    ---------------------------------

Title:   Executive Director
       ------------------------------

By:   /s/ Edward
    ---------------------------------

Title:   Executive Director
       ------------------------------


BANQUE NATIONALE de PARIS
(CHICAGO BRANCH), as Bank


By:  /s/
   ----------------------------------

Title:   Executive Vice President & General Manager
       ---------------------------------------------

CRESTAR BANK,
as Bank


By:   /s/ C. Gray Key
    ----------------------------------

Title:   Vice President
       -------------------------------



DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
AG CAYMAN ISLANDS BRANCH, as Bank

By:   /s/ J. W. Somers
    ----------------------------------

Title:   S.V.P.
       -------------------------------


By:   /s/ Kurt A. Morris
    ----------------------------------

Title:   Vice President
       -------------------------------


WACHOVIA BANK, N.A.,
as Bank

By:   /s/ Christopher C. Borin
    -----------------------------------

Title:   Senior Vice President
       --------------------------------


SOUTHERN STATES COOPERATIVE,
INCORPORATED


By:   /s/ Leslie T. Newton
    -----------------------------------

Title:   Vice President and Treasurer
       --------------------------------